Registration Nos. 33-72212 & 811-8168

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

          Pre-Effective Amendment No.                       [   ]

          Post-Effective Amendment No. 12                   [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                              OF 1940                       [ X ]

                             Amendment No. 15 [ X ]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

                                EDWARD M.W. HINES
                        Hollyer Brady Barrett & Hines LLP
                          551 Fifth Avenue, 27th Floor
                            New York, New York 10176
                     (Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):


[   ] immediately upon filing pursuant to paragraph (b)
[ X ] on April 30, 2005 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(i)
[   ] on (date) pursuant to paragraph (a)(i)
[   ] 75 days after filing pursuant to paragraph (a)(ii)
[   ] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[   ] This post-effective amendment designates a new effective date for a previous post-effective amendment.

AQUILAsm
Group of Funds

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                           800-437-1020 * 212-697-6666

                                   Prospectus



Class A Shares
Class C Shares                                            April 30, 2005




         Aquila Rocky Mountain Equity Fund (the "Fund") is a mutual fund whose objective is capital appreciation. It seeks to achieve its objective through investment in securities (primarily common stock or other equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country.


For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

         PFPC Inc.* 760 Moore Road * King of Prussia, PA 19406-1212 800-437-1000 toll free

         For general inquiries & yield information
         800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternative Purchase Plans.......................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................

         The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

The Fund's investment objective, which is a fundamental policy of the Fund, is to purchase and hold securities for capital appreciation.

"What is the Fund's investment strategy?"


         We call the general area consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming the "Rocky Mountain Region." The Fund seeks to achieve its objective by investing primarily in equity securities of companies ("Rocky Mountain Companies") having a significant business presence in the Rocky Mountain Region. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. Under normal circumstances the Fund will invest at least 80% of its assets in securities issued by such companies. In addition to common stocks, equity securities can include preferred stock and convertible fixed-income securities. In general, the Manager follows a combination of value and growth disciplines in investing. This is sometimes known as growth at a reasonable price or GARP investing.


"What are the main risks of investing in the Fund?"

         Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

         There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller companies may experience different growth rates and higher failure rates than those of larger companies having longer operating histories.

         The Fund invests in companies varying widely in market capitalization, reflecting the different sizes of companies doing business in the Rocky Mountain Region. Although the Fund may invest in large capitalization companies, it is anticipated that the companies represented in the Fund's portfolio will be primarily those having market capitalization of middle to smaller size which the Manager believes offer the potential of capital appreciation due to their overall characteristics. These companies are comparatively less well known and may have less trading in their shares than larger companies. The prices of securities of such companies may be more volatile than the prices of securities of issuers which are more mature and have larger capitalizations and whose securities are more actively traded.

         Convertible fixed-income investments are subject to interest rate and credit risks.

         Because the Fund will invest most, and may invest all, of its assets in Rocky Mountain Companies, it may have less diversification and may experience greater volatility than funds without this investment policy. Furthermore, because the Fund's assets are subject to economic and other conditions affecting the various states which comprise the Rocky Mountain Region, an economic down-turn in one or more of those states could adversely affect the Fund's performance.

         Investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE



         The bar chart shown below provides an indication of the risks of investing in Aquila Rocky Mountain Equity Fund by showing changes in performance of the Fund's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



Bar Chart
Annual Total Returns - Class A Shares
1995-2004

40                                                          40.47
                                                            XXXX
36                                                          XXXX
                                                            XXXX
32                                                          XXXX
                                                            XXXX
28                                                          XXXX
                                                            XXXX
24                23.01                                     XXXX
                   XXXX        20.56                        XXXX
20%   19.68        XXXX        XXXX                         XXXX
       XXXX 18.68  XXXX        XXXX                         XXXX
16%    XXXX  XXXX  XXXX        XXXX                         XXXX
       XXXX  XXXX  XXXX        XXXX                         XXXX
12%    XXXX  XXXX  XXXX        XXXX                         XXXX   12.08
       XXXX  XXXX  XXXX        XXXX                         XXXX   XXXX
8%     XXXX  XXXX  XXXX        XXXX          7.73           XXXX   XXXX
       XXXX  XXXX  XXXX        XXXX          XXXX           XXXX   XXXX
4%     XXXX  XXXX  XXXX        XXXX          XXXX           XXXX   XXXX
       XXXX  XXXX  XXXX        XXXX          XXXX           XXXX   XXXX
0%     XXXX  XXXX  XXXX        XXXX          XXXX           XXXX   XXXX
                         XXXX         XXXX           XXXX
-4%                      XXXX        -0.55           XXXX
                         XXXX                        XXXX
-8%                     -5.31                        XXXX
                                      XXXX
-12%                                                 XXXX

-16%                                                -15.36

       1995  1996  1997  1998  1999   2000   2001    2002    2003   2004

                           Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 17.14% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

Note: The Fund's Class A Shares are sold subject to a maximum 4.25% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.



                           Average Annual Total Return

For the period
ended December 31, 2004             1 Year    5 Years    10 Years

Aquila Rocky Mountain Equity Fund
Class A Shares(1)

   Return before taxes               7.30%     6.45%    10.49%(2)
   Return after taxes on
     Distributions                   7.32%     6.37%    10.14%(2)
   Return after taxes on
     Distributions and
     Redemptions                     4.75%     5.54%     9.16%(2)
Russell 2000 Index(3)               18.44%     6.68%    11.43%(2)

For the period                                           Since
ended December 31, 2004             1 Year    5 Years    Inception(4)

Aquila Rocky Mountain Equity Fund
Class C Shares(5)

Return before taxes                 10.20%      6.58%    8.44%

Russell 2000 Index(3)               18.44%      6.68%    8.97%

(1) The average annual total returns for Class A Shares reflect the maximum 4.25% sales load.

(2) The average annual total return for Class A Shares shown from commencement of operations reflects the maximum 4.75% sales load in effect at that time. The maximum sales load was changed to 4.25% on May 1, 1996.

(3) The Russell 2000 Index is an unmanaged index of small company stocks throughout the United States.

(4) Since May 21, 1996 for Class C Shares.

(5) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                      Class A          Class C
                                                      Shares           Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
 imposed on Purchases
 (as a percentage of offering price)...............    4.25%           None
Maximum Deferred Sales Charge (Load)
 (as a percentage of the lesser of
 redemption value or purchase price)............       None(1)        1.00%(2)
Maximum Sales Charge (Load)
 imposed on Reinvested Dividends or
 Distributions
 (as a percentage of offering price)...............     None           None
Redemption Fees (as a percentage of
  redemption proceeds)................................  None(3)        None
Exchange Fee .......................................... None           None
Annual Fund Operating Expenses
(expenses that are deducted from the Fund's assets)(4)

Management Fee (4)..................................    1.49%          1.49%
Distribution (12b-1) Fee ...........................    0.25%          0.75%
Other:
Service Fee ........................................... None           0.25%
 Other Expenses (4)...................................  1.12%          1.11%
 Total(4)                        ..................     1.12%         1.36%
Total Annual Fund
 Operating Expenses(4).............................     2.86%          3.60%
Total Fee Waivers
 and/or Reimbursement(5)..........................      1.36%          1.35%
Net Expenses(5) ....................................... 1.50%          2.25%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge ("CDSC") of up to 1% if your shares are redeemed during the first two years after purchase and up to 0.50 of 1% if your shares are redeemed during the third and fourth years after purchase. Purchases without sales charge of Class A Shares with the proceeds of redemptions of shares of other investment companies also carry a CDSC.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if your shares are redeemed during the first 12 months after purchase.

(3) If you purchase Class A Shares without a sales charge and the shares are not subject to a contingent deferred sales charge, you will pay a redemption fee of 2.00% of the redemption value of any of those shares that you redeem within 120 days of purchasing them.


(4) The actual expense ratios for the fiscal year ended December 31, 2004 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 1.50% for Class A Shares and 2.25% for Class C Shares.



(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2005 through December 31, 2005 so that total Fund expenses will not exceed 1.50% for Class A Shares or 2.25% for Class C Shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year (6)       3 years  5 years  10 years


Class A Shares             $571             $1,150   $1,754   $3,381
Class C Shares             $328             $  978   $1,750   $3,458(7)


You would pay the following expenses if you did not redeem your Class C Shares:


Class C Shares             $228             $  978   $1,750   $3,458(7)



(6) Absent fee waivers and reimbursements, one-year expenses would be $702 for Class A Shares, $363 for Class C Shares without redemption and $463 for Class C Shares with redemption, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.


(7) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

         The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation, primarily through the common stocks or other equity securities of companies having a significant business presence in the Rocky Mountain Region of the country.

"What is the Rocky Mountain Region?"

         The general Rocky Mountain Region of our country consists of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.

"What are Rocky Mountain Companies?"

         Companies of any size and in any industry with a significant business presence in the Rocky Mountain Region are called Rocky Mountain Companies. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region.

"What are equity securities?"

         The term "equity securities" means (i) common stocks and (ii) preferred stocks, bonds, debentures and notes convertible into common stocks. Under normal conditions, it is anticipated that the Fund will invest at least 80%, and possibly up to 100%, of its net assets in such securities. The Fund may also, to a limited extent, make certain other types of investments.

         A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer.

"How are the Fund's investments chosen?"


         The Manager will generally seek to invest in established, financially sound, well-managed Rocky Mountain Companies whose securities it considers to be selling at reasonable prices relative to their growth rates and anticipated future values. The Manager prefers to invest in companies that may produce earnings or cash flow growth above their industry average. From time to time the Fund may invest in developmental stage public companies that are not yet producing earnings. However, the Manager will generally seek to invest in those companies that will produce earnings within a two to five year time horizon. Other securities may be selected whose issuers the Manager believes are experiencing better growth relative to comparable investments. The Manager currently focuses on approximately 300-400 Rocky Mountain Companies from which it selects investments for the Fund's portfolio. In selecting investments the Manager anticipates considering a number of factors. These include but are not limited to: quality of management, ability of the company to generate earnings, revenue growth and free cash flow, strength of the company's balance sheet and the overall economic, monetary, political and market environment. The investment disciplines that the Manager employs to help control risk include, but are not limited to, monitoring valuation levels, earnings momentum and cash flow. The Manager also emphasizes visits to companies and discussions with management, when possible. The Fund does not engage in active trading to achieve its investment objective.


         In unusual market conditions when the Manager believes a defensive posture for the Fund's investments is warranted, the Fund may temporarily invest a portion or all of its assets in high quality fixed-income securities such as U.S. government securities, corporate bonds or high grade short-term money-market securities, without geographic or percentage limitation. Only corporate securities rated "A" or better by a nationally recognized statistical rating organization will be purchased. Under these circumstances, the Fund may not achieve its investment objective.

"What are the other risk factors and special considerations specifically relating to the Fund's investments?"

         Companies with headquarters in the Rocky Mountain Region or with a significant business presence in the Region may also have significant business interests, sales and assets outside of the Region and may thus be subject to other economic influences.


         Since the practice of many growth-oriented companies in which the Fund will invest is to reinvest most or all of their earnings in the development of their business, the Fund does not expect to receive dividends enabling it to provide investors with any significant amount of current income. In addition, most or all of the dividend income will be applied to payment of Fund operating expenses, so that little or no dividends will be available for distribution to shareholders.


         Fund Management

"How is the Fund managed?"

         Under an agreement with the Fund, Aquila Investment Management LLC (the "Manager"), 380 Madison Avenue, Suite 2300, New York, NY 10017, a wholly-owned subsidiary of the founder of the Fund, serves as its investment adviser and administrator; as such, in addition to providing administrative services, the Manager supervises the investment program of the Fund and the composition of its portfolio.

         Under its agreement with the Fund, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and sale of securities held in the portfolio of the Fund; and, at its expense, providing for pricing of the Fund's portfolio daily. The Manager's administrative services include providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


         During the Fund's fiscal year ended December 31, 2004, the Fund accrued management fees to the Manager at the annual rate of 1.49% of its average annual net assets.


Information about the Manager


         The Manager serves as Manager for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $408 million, Tax-Free Fund of Colorado, with assets of $251 million and Tax-Free Fund For Utah, with assets of $153 million, all as of March 31, 2005. The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds (including among others those named above), money-market funds and this equity fund. As of March 31, 2005, these funds had aggregate assets of approximately $4.1 billion. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


         Barbara Walchli, C.F.A., has acted as portfolio manager for the Fund since July, 1999, when she joined the Manager. Prior to becoming the Fund's portfolio manager, Ms. Walchli had 18 years of analytical investment experience, including 12 years developing short- and long-term equity strategy, 11 years as director of equity research and 8 years managing performance-oriented portfolios and funds. She managed or co-managed funds totaling $1.7 billion in assets and was responsible for equity strategy for a group managing $27.5 billion in assets. She also hired and supervised a number of equity analysts. Ms. Walchli holds an MBA in finance from Arizona State University and an AB from Smith College. She is a chartered financial analyst and member of various investment associations.


         The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.


         Net Asset Value per Share


         The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value. Each portfolio security is priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. Fixed-income securities maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases

"Are there alternative purchase plans?"

         The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of securities. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Fund?"

         You can purchase shares of the Fund if you live in one of the states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

         On the date of this Prospectus, both Class A Shares and Class C Shares are available only in:


         Alaska * Arizona * California * Colorado * Connecticut * Georgia * Hawaii * Idaho * Kansas * Kentucky * Maryland * Missouri * Montana * Nebraska * Nevada * New Jersey * New Mexico * New York * North Dakota* Ohio * Oklahoma * Oregon * Pennsylvania * Rhode Island * Utah * Virginia * Washington * Wyoming



         In addition, Class A Shares but not Class C Shares are available in:
                    Iowa, Massachusetts, Texas and Wisconsin


         The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I

*        Initially, $1,000.

* Subsequently, any amount (for investments in shares of the same class).

Option II

*        $50 or more if an Automatic Investment Program is established.

*        Subsequently, any amount you specify of $50 or more.

* You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or other financial intermediary that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


         The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.



                               Opening an Account

* Make out a check for the investment amount payable to Aquila Rocky Mountain Equity Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund's Agent, PFPC Inc.

                              Adding to An Account



By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Aquila Rocky Mountain Equity Fund.
(broker/dealers) to advise us that you would like to
purchase shares of the Fund by wire transfer.             * Fill out the pre-printed stub attached to the
                                                          Fund's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Fund.

Bank Name: PNC Bank, Philadelphia, PA                     * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Fund's Agent, PFPC Inc.
Account Name: Aquilasm Group of Funds
Account No.: 85-0242-8425 Further Credit:  Aquila Rocky
Mountain Equity Fund,
Name of Shareholder and Account Number



Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

         Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

         Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

         Class C Shares held for less than 12 months (from the date of purchase); and

         CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212

By telephone, call:

800-437-1000
toll free

By FAX, send instructions to:

610-312-5463

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

         You may request expedited redemption for any shares not issued in certificate form in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or


         b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.

         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

         Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated above after "Certificate Shares".

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through the
                           Automated Clearing House
                           to your Financial
                           Institution account if
                           you so requested on your
                           New Account Application
                           or Ready Access Features
                           Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

         Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of securities. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                     Class A Shares              Class C Shares
               "Front-Payment Class"        "Level-Payment Class"

Initial Sales  Class A Shares are offered  None. Class C Shares are
Charge         at net asset value plus a   offered at net asset value
               maximum sales charge of     with no sales charge payable
               4.25%, paid at the time     at the time of purchase.
               of purchase. Thus, your
               investment is reduced
               by the applicable sales
               charge.

Contingent     None (except for            A maximum CDSC of 1% is
Deferred       certain purchases of        imposed upon the redemption
Sales Charge   $1 million or more          of Class C Shares held for
("CDSC")       and certain other           less than 12 months. No
               purchases.)                 CDSC applies to Class C Shares
                                           acquired through the reinvestment of
                                           dividends or distributions.

Distribution   A distribution fee of       There is a level charge for
And Service    0.25 of 1% is imposed       distribution and service
Fees           on the average annual       fees for six years after the
               net assets represented      date of purchase at the
               by the Class A Shares.      aggregate annual rate of
                                           1% of the average net
                                           assets represented by the
                                           Class C Shares.

Other          The initial sales charge    Class C Shares, together
Information    is waived or reduced in     with a pro-rata portion
               some cases. Larger          of all Class C Shares
               purchases qualify for       acquired through
               lower sales charges.        reinvestment of dividends
                                           and other distributions
                                           paid in additional Class C Shares,
                                           automatically convert to Class A
                                           Shares after six years.

Systematic Payroll Investments

         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price               Class C Shares Offering Price

   Net asset value per share                Net asset value per share
plus the applicable sales charge


         You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.


"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

     *    an individual;

     * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.


         You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquilasm Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.


         A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquilasm Group of Funds in accordance with the following table:


      I                     II                           III
Amount of Purchase         Sales Charge as           Sales Charge as
And Value of all           Percentage of             Approximate
Class A Shares Held        Public                    Percentage of
By a Single Purchaser      Offering Price            Amount Invested

Less than $10,000          4.25%                              4.44%

$10,000 but less
than $25,000               4.00%                              4.17%

$25,000 but less
than $50,000               3.75%                              3.90%

$50,000 but less
than $100,000              3.50%                              3.63%

$100,000 but less
than $250,000              3.25%                              3.36%

$250,000 but less
than $500,000              3.00%                              3.09%

$500,000 but less
than $1,000,000            2.50%                              2.56%

For purchases of $1 million or more see Sales Charges for Purchases of $1 Million or More.

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400
(Column II).     ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:


         (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and



         (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other Fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.



Redemption of CDSC Class A Shares


         If you redeem all or part of your CDSC Class A shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.



         The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:





                                           During First Two Years After         During Third and Fourth Years
           Value of Holdings                          Purchase                         After Purchase

  $1 million and up to $2.5 million                      1%                                 0.50%

  Over $2.5 million and up to $5                  0.50% in year 1                             0
  million                                         0.25% in year 2                             0

  Over $5 million                                        0                                    0




  However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC will be waived for:

         * - Redemption following the death of the shareholder or beneficial owner.

         * - Redemption by the Fund when an account falls below the minimum required account size.

         *- Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

         "A single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

General


   Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers, the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor and their parents and/or affiliates, selected dealers and brokers and their officers and employees, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing, and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.



   The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on the Fund's name, then on "Profile," then on "Alternative Purchase Plans."



   Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See the Statement of Additional Information for a discussion of marketing support payments.


"What are the sales, service and distribution charges for Class C Shares?"

*        No sales charge at time of purchase.

* Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.


         The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund's Class A Shares instead.


         Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase. o Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC. o The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

         Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege


         Generally, you can exchange shares of this Fund into the tax-free municipal bond funds (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee, except that you will incur a redemption fee of 2.00% of the exchanged shares' value if they are Class A Shares on which a sales charge was not imposed and the exchange occurs within 120 days of their purchase. Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.



Frequent Trading



As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. In addition to the foregoing, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed if the redemption occurs within 120 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan or sold due to the shareholder's death or disability. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)


"What about confirmations?"


         A statement will be mailed to you confirming each purchase or redemption of shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).


"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

         (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

         (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.


         Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


         For any fiscal year, these payments may not exceed 0.25 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class C Shares


         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.


"Transfer on Death"("TOD") Registration (Both Classes)

         The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

         Dividends and Distributions

"How are dividends and distributions determined?"

         The Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, will consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it then sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held less than one year, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to Class C Shares. In addition, the dividends and distributions of each class can vary because each class will bear certain class-specific charges.

"How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution, unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Fund.


         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any).


         The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

         Distributions from the Fund's net income and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares.

         Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund. Distributions from the Fund are also subject to applicable state income taxes. Consult your tax adviser.

                AQUILA ROCKY MOUNTAIN EQUITY FUND
                      FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                            CLASS A
                                                  ---------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------
                                                    2004         2003         2002        2001        2000
                                                  -------      -------      -------      ------      ------
Net asset value, beginning of period ............ $ 24.92      $ 17.74      $ 20.96      $19.64      $19.96
                                                  -------      -------      -------      ------      ------
Income (loss) from investment operations:
   Net investment income (loss) + ...............   (0.17)       (0.16)       (0.15)      (0.07)      (0.03)
   Net gain (loss) on securities (both
      realized and unrealized) ..................    3.18         7.34        (3.07)       1.58       (0.09)
                                                  -------      -------      -------      ------      ------
   Total from investment operations .............    3.01         7.18        (3.22)       1.51       (0.12)
                                                  -------      -------      -------      ------      ------
Less distributions:
   Dividends from net investment income .........      --           --           --          --          --
   Distributions from capital gains .............      --           --           --       (0.19)      (0.20)
                                                  -------      -------      -------      ------      ------
   Total distributions ..........................      --           --           --       (0.19)      (0.20)
                                                  -------      -------      -------      ------      ------
Net asset value, end of period .................. $ 27.93      $ 24.92      $ 17.74      $20.96      $19.64
                                                  =======      =======      =======      ======      ======

Total return (not reflecting sales charge) ......   12.08%       40.47%      (15.36)%      7.73%      (0.55)%
Ratios/supplemental data
   Net assets, end of period (in thousands) ..... $13,718      $10,345      $ 4,242      $2,403      $2,109
   Ratio of expenses to average net assets ......    1.54%        1.50%        1.52%       1.60%       1.57%
   Ratio of net investment loss to average
      net assets ................................   (0.72)%      (0.77)%      (0.82)%     (0.44)%     (0.20)%
   Portfolio turnover rate ......................    8.38%        3.01%        1.81%      28.54%      29.27%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were:

   Ratio of expenses to average net assets ......    2.82%        3.25%        4.15%       4.81%       5.57%
   Ratio of net investment loss to average
      net assets ................................   (1.99)%      (2.51)%      (3.45)%     (3.66)%     (4.20)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ......    1.50%        1.48%        1.50%       1.50%       1.51%

----------
+ Per share amounts have been calculated using the monthly average shares method.


                                                                            CLASS C
                                                 -----------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                  2004          2003         2002         2001         2000
                                                 -------      -------      -------      -------      -------
Net asset value, beginning of period ............$ 23.66      $ 16.96      $ 20.19      $ 19.07      $ 19.53
                                                 -------      -------      -------      -------      -------
Income (loss) from investment operations:
   Net investment income (loss) + ...............  (0.35)       (0.30)       (0.28)       (0.21)       (0.17)
   Net gain (loss) on securities
     (both realized and unrealized) .............   3.00         7.00        (2.95)        1.52        (0.09)
                                                 -------      -------      -------      -------      -------
   Total from investment operations .............   2.65         6.70        (3.23)        1.31        (0.26)
                                                 -------      -------      -------      -------      -------
Less distributions:
   Distributions from net investment income .....     --           --           --           --           --
   Distributions from capital gains .............     --           --           --        (0.19)       (0.20)
                                                 -------      -------      -------      -------      -------
   Total distributions ..........................     --           --           --        (0.19)       (0.20)
                                                 -------      -------      -------      -------      -------
Net asset value, end of period ..................$ 26.31      $ 23.66      $ 16.96      $ 20.19      $ 19.07
                                                 =======      =======      =======      =======      =======

Total return (not reflecting sales charge) ......  11.20%       39.50%      (16.00)%       6.91%       (1.28)%

Ratios/supplemental data
   Net assets, end of period
     (in thousands) .............................$ 2,235      $ 1,835      $   858      $   372      $   242
   Ratio of expenses to average net assets ......   2.29%        2.26%        2.26%        2.34%        2.29%
   Ratio of net investment income (loss)
     to average net assets ......................  (1.47)%      (1.53)%      (1.56)%      (1.23)%      (0.94)%
   Portfolio turnover rate ......................   8.38%        3.01%        1.81%       28.54%       29.27%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were:

   Ratio of expenses to average net assets ......   3.56%        4.02%        4.95%        5.52%        6.32%
   Ratio of net investment loss to
     average net assets .........................  (2.74)%      (3.29)%      (4.25)%      (4.40)%      (4.97)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ......   2.25%        2.24%        2.25%        2.25%        2.23%



 [Inside back cover]


FOUNDER
Aquila Management Corporation


MANAGER
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017


BOARD OF TRUSTEES

Tucker Hart Adams, Chair

Lacy B. Herrmann
Arthur K. Carlson
Gary C. Cornia

Grady Gammage, Jr.

Diana P. Herrmann


OFFICERS
Diana P. Herrmann, Vice Chair and President
Barbara S. Walchli, Senior Vice President and Portfolio Manager
Marie E. Aro, Senior Vice President
James M. McCullough, Senior Vice President
Kimball L. Young, Senior Vice President
Christine L. Neimeth, Vice President
Emily T. Rae, Vice President
Alan R. Stockman, Vice President

M. Kayleen Willis, Vice President

Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M. W. Hines, Secretary


DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
757 Third Avenue
New York, New York 10017


COUNSEL

Hollyer Brady Barrett & Hines LLP

551 Fifth Avenue
New York, New York 10176

  [Left column-Back cover]

         This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

         You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll free).



         In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-8168.

This Prospectus should be read and retained for future reference


[Right column-Back cover]

Aquila
[LOGO]
Rocky
Mountain
Equity Fund

PROSPECTUS


One of The
Aquilasm Group Of Funds

                                   PROSPECTUS

          To make shareholder account inquiries, call the Fund's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212

                       Ticker Symbol          CUSIP #
Class A Shares        ROCAX                03839M102
Class C Shares        ROCCX                03839M201

AQUILAsm
Group of Funds

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                           800-437-1020 * 212-697-6666



                                   Prospectus


Class Y Shares                                                  April 30, 2005
Class I Shares




Aquila Rocky Mountain Equity Fund (the "Fund") is a mutual fund whose objective is capital appreciation. It seeks to achieve its objective through investment in securities (primarily common stock or other equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country.


             For purchase, redemption or account inquiries contact
                             the Fund's Shareholder
                                Servicing Agent:

                     PFPC Inc.* PFPC Inc.* 760 Moore Road *
                         King of Prussia, PA 19406-1212
                             800-437-1000 toll free

                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternative Purchase Plans.........................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................

         The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

         The Fund's investment objective, which is a fundamental policy of the Fund, is to purchase and hold securities for capital appreciation.

"What is the Fund's investment strategy?"


         We call the general area consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming the "Rocky Mountain Region." The Fund seeks to achieve its objective by investing primarily in equity securities of companies ("Rocky Mountain Companies") having a significant business presence in the Rocky Mountain Region. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. Under normal circumstances the Fund will invest at least 80% of its assets in securities issued by such companies. In addition to common stocks, equity securities can include preferred stock and convertible fixed-income securities. In general, the Manager follows a combination of value and growth disciplines in investing. This is sometimes known as growth at a reasonable price or GARP investing.


"What are the main risks of investing in the Fund?"

         Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

         There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller companies may experience different growth rates and higher failure rates than those of larger companies having longer operating histories.

         The Fund invests in companies varying widely in market capitalization, reflecting the different sizes of companies doing business in the Rocky Mountain Region. Although the Fund may invest in large capitalization companies, it is anticipated that the companies represented in the Fund's portfolio will be primarily those having market capitalization of middle to smaller size which the Manager believes offer the potential of capital appreciation due to their overall characteristics. These companies are comparatively less well known and may have less trading in their shares than larger companies. The prices of securities of such companies may be more volatile than the prices of securities of issuers which are more mature and have larger capitalizations and whose securities are more actively traded.

         Convertible fixed-income investments are subject to interest rate and credit risks.

         Because the Fund will invest most, and may invest all, of its assets in Rocky Mountain Companies, it may have less diversification and may experience greater volatility than funds without this investment policy. Furthermore, because the Fund's assets are subject to economic and other conditions affecting the various states which comprise the Rocky Mountain Region, an economic down-turn in one or more of those states could adversely affect the Fund's performance.

         Investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


         The bar chart shown below provides an indication of the risks of investing in Aquila Rocky Mountain Equity Fund by showing changes in performance of the Fund's Class Y Shares from year to year over an eight-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart]
Annual Total Returns - Class Y Shares

1997-2004

40%                                                   40.90
                                                      XXXX
36%                                                   XXXX
                                                      XXXX
32%                                                   XXXX
                                                      XXXX
28%                                                   XXXX
                                                      XXXX
24%                                                   XXXX
          22.98       20.78                           XXXX
20%       XXXX         XXXX                           XXXX
          XXXX         XXXX                           XXXX
16%       XXXX         XXXX                           XXXX
          XXXX         XXXX                           XXXX
12%       XXXX         XXXX                           XXXX    12.36
          XXXX         XXXX                           XXXX    XXXX
 8%       XXXX         XXXX          7.97             XXXX    XXXX
          XXXX         XXXX          XXXX             XXXX    XXXX
 4%       XXXX         XXXX          XXXX             XXXX    XXXX
          XXXX         XXXX          XXXX             XXXX    XXXX
 0%       XXXX         XXXX          XXXX             XXXX    XXXX
                -5.08       -0.25           -15.20
-4%              XXXX        XXXX            XXXX
                 XXXX                        XXXX
-8%                                          XXXX
                                             XXXX
-10                                          XXXX
                                             XXXX
-12                                          XXXX
                                             XXXX
-14                                          XXXX
                                             XXXX

          1997   1998  1999   2000   2001    2002    2003     2004

     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 17.19% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.81% (quarter ended September 30, 2002).

                      Average Annual Total Return


                                                       Since
For the Period Ended                1 Year  5 Years  Inception(1)
December 31,2004

Aquila Rocky Mountain Equity Fund
Class Y Shares
 Return before taxes            12.36%     7.65%       9.40%
     Return after taxes on
      distributions             12.36%     7.57%       8.96%
     Return after taxes on
      distributions and
      redemptions                8.04%     6.60%       8.03%

Russell 2000 Index(2)           18.44      6.68%       8.97%


(No Class I Shares were sold during these periods)

(1)From commencement of Class Y Shares on May 1, 1996.

(2)The Russell 2000 Index is an unmanaged index of small company stocks throughout the United States.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.

                                        Class I             Class Y
                                        Shares              Shares

Shareholder Fees
 (fees paid directly from your investment)

Maximum Sales Charge (Load)
 imposed on Purchases
 (as a percentage of offering price) ... None                None
Maximum Deferred Sales Charge (Load)...  None                None
Maximum Sales Charge (Load)
 imposed on Reinvested Dividends or
 Distributions
 (as a percentage of offering price)...  None                None
Redemption Fee (as a percentage of
 redemption proceeds)(1).............    2.00%               2.00%
Exchange Fees..........................  None                None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) (2)


Management Fee........................   1.49%               1.49%
Distribution (12b-1) Fee...............  0.10%(3)            None
Other(2)..             ................. 1.22%               1.12%
Total Annual Fund
 Operating Expenses(2).................. 2.81%               2.61%
Total Fee Waivers
 and/or Reimbursement(4)................ 1.36%               1.36%
Net Expenses(4)......................... 1.45%               1.25%


(1) This fee applies to shares redeemed within 120 days of purchase.


(2) The actual expense ratios for the fiscal year ended December 31, 2004 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 1.25% for Class Y Shares and would have been 1.45% for Class I Shares, respectively. Other expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.97%; Class Y Shares bear only the common charges of 0.97% and an allocation for transfer agent services of 0.15%.


(3) Current rate; up to 0.25% can be authorized by the Trustees.


(4) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2005 through December 31, 2005 so that total Fund expenses will not exceed 1.45% for Class I shares or 1.25% for Class Y Shares.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year   3 years  5 years  10 years



Class I Shares............$148(5)    $742    $1,363    $3,039
Class Y Shares............$127(5)    $682    $1,263    $2,843



(5) Absent fee waivers and reimbursements, one-year expenses would be $284 for Class I Shares and $264 for Class Y Shares, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

         The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation, primarily through the common stocks or other equity securities of companies having a significant business presence in the Rocky Mountain Region of the country.

"What is the Rocky Mountain Region?"

         The general Rocky Mountain Region of our country consists of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.

"What are Rocky Mountain Companies?"

         Companies of any size and in any industry with a significant business presence in the Rocky Mountain Region are called Rocky Mountain Companies. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region.

"What are equity securities?"

         The term "equity securities" means (i) common stocks and (ii) preferred stocks, bonds, debentures and notes convertible into common stocks. Under normal conditions, it is anticipated that the Fund will invest at least 80%, and possibly up to 100%, of its net assets in such securities. The Fund may also, to a limited extent, make certain other types of investments.

         A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer.

"How are the Fund's investments chosen?"

         The Manager will generally seek to invest in established, financially sound, well-managed Rocky Mountain Companies whose securities it considers to be selling at reasonable prices relative to their growth rates and anticipated future values. The Manager prefers to invest in companies that may produce earnings or cash flow growth above their industry average. From time to time the Fund may invest in developmental stage public companies that are not yet producing earnings. However, the Manager will generally seek to invest in those companies that will produce earnings within a two to five year time horizon. Other securities may be selected whose issuers the Manager believes are experiencing better growth relative to comparable investments. The Manager currently focuses on approximately 300-400 Rocky Mountain Companies from which it selects investments for the Fund's portfolio. In selecting investments the Manager anticipates considering a number of factors. These include but are not limited to: quality of management, ability of the company to generate earnings, revenue growth and free cash flow, strength of the company's balance sheet and the overall economic, monetary, political and market environment. The investment disciplines that the Manager employs to help control risk include, but are not limited to, monitoring valuation levels, earnings momentum and cash flow. The Manager also emphasizes visits to companies and discussions with management, when possible. The Fund does not engage in active trading to achieve its investment objective.

         In unusual market conditions when the Manager believes a defensive posture for the Fund's investments is warranted, the Fund may temporarily invest a portion or all of its assets in high quality fixed-income securities such as U.S. government securities, corporate bonds or high grade short-term money-market securities, without geographic or percentage limitation. Only corporate securities rated "A" or better by a nationally recognized statistical rating organization will be purchased. Under these circumstances, the Fund may not achieve its investment objective.

"What are the other risk factors and special considerations specifically relating to the Fund's investments?"

         Companies with headquarters in the Rocky Mountain Region or with a significant business presence in the Region may also have significant business interests, sales and assets outside of the Region and may thus be subject to other economic influences.


         Since the practice of many growth-oriented companies in which the Fund will invest is to reinvest most or all of their earnings in the development of their business, the Fund does not expect to receive dividends enabling it to provide investors with any significant amount of current income. In addition, most or all of the dividend income will be applied to payment of Fund operating expenses, so that little or no dividends will be available for distribution to shareholders.



                                 Fund Management

"How is the Fund managed?"

         Under an agreement with the Fund, Aquila Investment Management LLC (the "Manager"), 380 Madison Avenue, Suite 2300, New York, NY 10017, a wholly-owned subsidiary of the founder of the Fund, serves as its investment adviser and administrator; as such, in addition to providing administrative services, the Manager supervises the investment program of the Fund and the composition of its portfolio.

         Under its agreement with the Fund, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and sale of securities held in the portfolio of the Fund; and, at its expense, providing for pricing of the Fund's portfolio daily. The Manager's administrative services include providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


         During the Fund's fiscal year ended December 31, 2004, the Fund accrued management fees to the Manager at the annual rate of 1.49% of its average annual net assets.


Information about the Manager


         The Manager serves as Manager for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $408 million, Tax-Free Fund of Colorado, with assets of $251 million and Tax-Free Fund For Utah, with assets of $153 million, all as of March 31, 2005. The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds (including among others those named above), money-market funds and this equity fund. As of March 31, 2005, these funds had aggregate assets of approximately $4.1 billion. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


         Barbara Walchli, C.F.A., has acted as portfolio manager for the Fund since July, 1999, when she joined the Manager. Prior to becoming the Fund's portfolio manager, Ms. Walchli had 18 years of analytical investment experience, including 12 years developing short- and long-term equity strategy, 11 years as director of equity research and 8 years managing performance-oriented portfolios and funds. She managed or co-managed funds totaling $1.7 billion in assets and was responsible for equity strategy for a group managing $27.5 billion in assets. She also hired and supervised a number of equity analysts. Ms. Walchli holds an MBA in finance from Arizona State University and an AB from Smith College. She is a chartered financial analyst and member of various investment associations.


         The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.


                            Net Asset Value per Share


         The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that fixed-income securities maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.



                                    Purchases

"Are there alternative purchase plans?"

         This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of securities.

"In which states can I buy shares of the Fund?"

         You can purchase shares of the Fund if you live in one of the states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

         On the date of this Prospectus, both Class Y Shares and Class I Shares are available only in:


Alaska * California * Colorado * Connecticut * Georgia * Hawaii * Idaho * Kansas
* Missouri * Montana * Nevada * New Jersey * New York* North Dakota * Ohio * Pennsylvania * Rhode Island * Virginia * Wyoming


         In addition, Class Y Shares but not Class I Shares are available in:

Arizona * Nebraska * New Mexico * Utah

         The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

For Class I Shares:

         Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


         You may purchase Class I Shares only through a financial intermediary.


         The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")


Opening a Class Y Shares Account   Adding to a Class Y Shares
 Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to Aquila                           payable to Aquila
Rocky Mountain Equity                       Rocky Mountain Equity
Fund.                                       Fund.

* Complete the New Account                  * Fill out the pre-printed
Application which is                        stub attached
available with the Prospectus               to the Fund's
or upon request, indicating                 confirmations
the features you wish to                    or supply the name(s)
authorize.                                  of account owner(s),
                                            the account number, and
                                            the name of the
                                            Fund.

Send your check and                         Send your check and
completed New Account                       account information
Application to your                         to your dealer or
dealer or to the Fund's                     to the Fund's
Agent, PFPC Inc.                            Agent, PFPC Inc.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment


Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212

By telephone, call:

800-437-1000 toll free

By FAX, send instructions to:

610-312-5463

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or


         b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification


         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

          account name(s)

          account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

          signature(s) of the registered shareholder(s) and

          signature guarantee(s), if required, as indicated below.

         To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP"), or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").


         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares


         You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through the
                           Automated Clearing House
                           to your Financial
                           Institution account if
                           you so requested on your
                           New Account Application
                           or Ready Access Features
                           Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

         Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.


                           Alternative Purchase Plans

         In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of securities.

                          Class Y Shares             Class I Shares
                     "Institutional Class"  "Financial Intermediary Class"

Initial Sales              None.                   None. Financial
Charge                                             Intermediaries may
                                                   charge a fee for
                                                   purchase of shares.

Contingent                 None.                   None.
Deferred Sales
Charge

Distribution and           None.                   Distribution fee of
Service Fees                                       up to 0.25 of 1% of
                                                   average
                                                   annual
                                                   net
                                                   assets
                                                   allocable
                                                   to Class
                                                   I Shares,
                                                   currently
                                                   up to
                                                   0.10 of
                                                   1% of
                                                   such net
                                                   assets,
                                                   and a
                                                   service
                                                   fee of up
                                                   to 0.25
                                                   of 1% of
                                                   such
                                                   assets.

"What price will I pay for the Fund's shares?"


     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.


     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

Exchange Privilege


         Generally, you can exchange Class Y shares of this Fund into the tax-free municipal bond funds (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund or for Original Shares of any Money-Market Fund.



         The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. There are no sales charges or other fees for exchanges, except that you will incur a redemption fee of 2.00% of the exchanged shares' value if the exchange occurs within 120 days of the shares' purchase.



         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.



Frequent Trading



As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. In addition to the foregoing, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class I or Class Y Shares if the redemption occurs within 120 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan or sold due to the shareholder's death or disability. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)


"What about confirmations and share certificates?"


         A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.


"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

         (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

         (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

         (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         No payments are made under the Plan out of assets represented by Class Y Shares.

         Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, these payments (currently up to 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund.

         Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class I Shares

         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" "("TOD") Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.


                           Dividends and Distributions

"How are dividends and distributions determined?"


         The Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, will consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it then sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held less than one year, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions of Class I Shares will be lower than the per share dividends on the Class Y Shares as a result of the higher service and distribution fees applicable to Class I Shares. In addition, the dividends and distributions of each class can vary because each class will bear certain other class-specific charges.


"How are dividends and distributions paid?"

         Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution, unless you elect otherwise.

         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your Class Y investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.


         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you, and on capital gains distributions (if any).


         The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

         Distributions from the Fund's net income and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares.

         Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund. Distributions from the Fund are also subject to applicable state income taxes. Consult your tax adviser.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                          CLASS Y
                                                -----------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------
                                                  2004         2003        2002         2001          2000
                                                -------      -------      -------      -------      -------
Net asset value, beginning of period ...........$ 25.32      $ 17.97      $ 21.19      $ 19.81      $ 20.07
                                                -------      -------      -------      -------      -------
Income (loss) from investment operations:
   Net investment income (loss) + ..............  (0.11)       (0.10)       (0.10)       (0.02)        0.03
   Net gain (loss) on securities
     (both realized and unrealized) ............   3.24         7.45        (3.12)        1.59        (0.09)
                                                -------      -------      -------      -------      -------
   Total from investment operations ............   3.13         7.35        (3.22)        1.57        (0.06)
                                                -------      -------      -------      -------      -------
Less distributions (note 8):
   Distributions from net investment income ....     --           --           --           --           --
   Distributions from capital gains ............     --           --           --        (0.19)       (0.20)
                                                -------      -------      -------      -------      -------
   Total distributions .........................     --           --           --        (0.19)       (0.20)
                                                -------      -------      -------      -------      -------
Net asset value, end of period .................$ 28.45      $ 25.32      $ 17.97      $ 21.19      $ 19.81
                                                =======      =======      =======      =======      =======

Total return (not reflecting sales charge) .....  12.36%       40.90%      (15.20)%       7.97%       (0.25)%

Ratios/supplemental data
   Net assets, end of period
     (in thousands) ............................$ 1,661      $ 1,400      $   918      $ 1,040      $   962
   Ratio of expenses to average net assets .....   1.29%        1.25%        1.26%        1.35%        1.29%
   Ratio of net investment income (loss)
     to average net assets .....................  (0.47)%      (0.51)%      (0.56%)      (0.18)%       0.06%
   Portfolio turnover rate .....................   8.38%        3.01%        1.81%       28.54%       29.27%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were:

   Ratio of expenses to average net assets .....   2.56%        3.05%        3.87%        4.59%        5.32%
   Ratio of net investment loss to
     average net assets ........................  (1.75)%      (2.32)%      (3.16)%      (3.42)%      (3.96)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...     1.25%        1.23%        1.25%        1.25%        1.23%


----------
+ Per share amounts have been calculated using the monthly average shares method.


 [Inside back cover]

FOUNDER
Aquila Management Corporation

MANAGER
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES

Tucker Hart Adams, Chair

Lacy B. Herrmann
Arthur K. Carlson
Gary C. Cornia

Grady Gammage, Jr.

Diana P. Herrmann

OFFICERS
Diana P. Herrmann, Vice Chair and President
Barbara S. Walchli, Senior Vice President and Portfolio Manager
Marie E. Aro, Senior Vice President
James M. McCullough, Senior Vice President
Kimball L. Young, Senior Vice President
Christine L. Neimeth, Vice President
Emily T. Rae, Vice President
Alan R. Stockman, Vice President

M. Kayleen Willis, Vice President

Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M. W. Hines, Secretary


DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
757 Third Avenue
New York, New York 10017


COUNSEL

Hollyer Brady Barrett & Hines LLP

551 Fifth Avenue
New York, New York 10176

  [Left column-Back cover]

         This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

         You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll free).

         In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-8168.



[Right column-Back cover]

Aquila
[LOGO]
Rocky
Mountain
Equity Fund



One of The
Aquilasm Group Of Funds

         PROSPECTUS


         To make shareholder account inquiries, call the Fund's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212

                       Ticker Symbol          CUSIP #
Class Y Shares        ROCYX                03839M300
Class I Shares        ROCIX                03839M409

                        Aquila Rocky Mountain Equity Fund
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


Statement
of Additional

Information                                                  April 30, 2005



         This Statement of Additional Information (the " SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 2005; one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


                        Prospectuses may be obtained from
                the Fund's Distributor, Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll free
                                 or 212-697-6666


                              Financial Statements


         The financial statements for the Fund for the year ended December 31, 2004, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free numbers listed above. The Annual Report will be delivered with the SAI.



TABLE OF CONTENTS

Fund History...............................................................
Investment Strategies and Risks............................................
Fund Policies..............................................................
Management of the Fund.....................................................
Ownership of Securities....................................................
Investment Advisory and Other Services ....................................
Brokerage Allocation and Other Practices...................................
Capital Stock..............................................................
Purchase, Redemption, and Pricing of Shares................................
Additional Tax Information.................................................
Underwriters...............................................................
Proxy Voting Policies......................................................
Appendix A.................................................................

                        Aquila Rocky Mountain Equity Fund

                       Statement of Additional Information

                                  Fund History

     The Fund is a Massachusetts business trust formed in 1994. It is an open-end, diversified management investment company.


                         Investment Strategies and Risks

     The Fund's investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies having a significant business presence in the general Rocky Mountain region of our country, consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.


Convertible Securities

     The Fund may invest up to 25% of its assets in convertible securities, primarily of Rocky Mountain Companies, if the Manager, Aquila Investment Management LLC, believes there is potential of capital growth through the conversion option and acceptable investment income prior to conversion. Only convertible securities rated investment grade by a nationally recognized statistical rating organization will be purchased. In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for debt obligations. Obligations rated within the four highest ratings are considered "investment grade." Not more than 5% of the Fund's net assets may be invested in convertible securities having the lowest of the four investment grade ratings. Obligations rated in the fourth such credit rating are considered by the rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. See Appendix A below for more information about credit.

     A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Warrants

     The Fund may also invest up to 5% of its net assets, as determined at time of purchase, in warrants of Rocky Mountain Companies. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.


Lending of Portfolio Securities

     In order to generate additional income, the Fund may lend portfolio securities, up to 25% of its net assets, to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which the Manager has determined are creditworthy under guidelines established by the Fund's Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders' fees paid to broker-dealers and any other related expenses.


Borrowings by the Fund

     The Fund can borrow money for temporary or emergency purposes from a bank. The Fund will not borrow amounts in excess of 10% of net assets and will not purchase securities if borrowings are equal to or greater than 5% of net assets. The Fund intends primarily to exercise such borrowing authority to meet any abnormal level of shareholder redemptions and under circumstances where redemptions exceed available cash.


Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Manager will regularly review the financial strength of all parties to repurchase agreements with the Fund.

     Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

     The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.


Shares of Investment Companies

     The Fund may purchase shares of money-market portfolios of investment companies other than those of the Aquilasm Group of Funds. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments will ordinarily be made to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may not invest in the shares of investment companies if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.


Options Transactions

     The Fund may purchase put options and purchase and write (i.e., sell) call options for hedging purposes, in order to generate additional income, or as a means of taking a position in a security deemed attractive by the Manager. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund's investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund's portfolio or to close out positions.

     The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund's net assets, or (b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund's net assets. The Fund will not write put options except to close out positions.

     While the Fund may engage in puts and calls to a limited extent, there are certain risks associated with this activity that are different than investing in the underlying securities directly. Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Manager's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include dependence upon the Manager's ability to predict correctly movements in the direction of securities prices and the possible absence of a liquid secondary market for any particular instrument at any time.


Writing Covered Call Options

     The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund to generate additional income from option premiums. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security underlying the option. Covered call options will generally be written on securities which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time prior to a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation
(OCC) and of the Exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities.

     Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration date of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or a loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

       The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

        Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with rules of the OCC, which is an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


Federal Income Tax Treatment of Covered Call Options.

     Expiration of an option or entry into a closing purchase transaction will result in a capital gain. If the option is "in-the-money" (i.e., the option strike price is less than the market value of the security covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss, if the security covering the option was held for more than 12 months prior to the writing of the option. The holding period of the securities covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

     If the Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. In addition, any options written against securities other than stocks will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss.


Purchasing Put Options

     The Fund may purchase put options on an underlying security owned by the Fund. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. The example of such use of put options is provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing put options.

     The Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of its security. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. The option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Writing Put Options

     The Fund will not write put options except to close out transactions as described above.

Purchasing Call Options

     The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing call options..

     Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to fix its cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of stock that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Risks Associated with Options Transactions

       Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Manager's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include (i) dependence upon the Manager's ability to predict correctly movements in the direction of securities prices; (ii) imperfect correlation between the price of options and the movements in the prices of securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time;
(v) the possible need to defer closing out certain hedged positions to avoid adverse consequences and (vi) the possible inability of the Fund to purchase or sell portfolio securities at a time when it would otherwise be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because of the requirement for the Fund to maintain "cover" or to segregate securities in connection with a hedging transaction.

Portfolio Turnover

       A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 60%. The factors which may affect the rate include (i) the possible necessary sales of portfolio securities to meet redemptions; and
(ii) the possibility of purchasing or selling portfolio securities without regard to the length of time they have been held to attempt to take advantage of market opportunities and to avoid market declines. Short-term trading increases portfolio turnover and transaction costs.

                                  Fund Policies

Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

       The Fund cannot buy any securities other than those discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI; therefore the Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

       The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Manager who individually own beneficially more than 0.5% of the securities of that issuer together own in the aggregate more than 5% of such securities.

       The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

       Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

       The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.

6. The Fund can make loans only by lending securities or entering into repurchase agreements.

       The Fund can lend its portfolio securities (see "Lending of Portfolio Securities") and can enter into repurchase agreements (see "Repurchase Agreements") but cannot otherwise make loans. The Fund can buy debt securities as described above (see "Investment of the Fund's Assets"); this is investing, not making a loan.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities.

          The Fund will not purchase any security while it has any outstanding borrowings which exceed 5% of the value of its total assets.


                             Management of the Fund

The Board of Trustees

       The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.


       The Fund has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee recommends to the Board of Trustees what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee had one meeting during the last fiscal year.



     The Fund has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.


Trustees and Officers

         The following material includes information about each Trustee and officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.




                                                                        Number of
                         Positions Held                                 Portfolios in   Other Directorships
                         with                                           Fund            Held by Trustee
                         Fund                                           Complex(3)      (The position held is a
Name, Address(1) and     and Length of     Principal Occupation(s)      Overseen by     directorship unless
Date of Birth            Service(2)        During Past 5 Years          Trustee         indicated otherwise.)

Interested Trustees(4)


Lacy B. Herrmann          Founder,         Founder and Chairman of the          10    Director or trustee, Pimco
New York, NY              Trustee since    Board, Aquila Management                   Advisors VIT, Oppenheimer
(05/12/29)                1993 and         Corporation, the sponsoring                Quest Value Funds Group,
                          Chairman of      organization and parent of the             Oppenheimer Small Cap Value
                          the Board of     Manager or Administrator and/or            Fund, Oppenheimer Midcap
                          Trustees,        Adviser or Sub-Adviser to each             Fund, and Oppenheimer
                          1993-2005        fund of the Aquilasm Group of              Rochester Group of Funds.
                                           Funds,(5) Chairman of the
                                           Manager or Administrator and/or
                                           Adviser or Sub-Adviser to each
                                           since 2004, and Founder,
                                           Chairman of the Board of
                                           Trustees, Trustee and (currently
                                           or until 1998) President of each
                                           since its establishment,
                                           beginning in 1984, except
                                           Chairman of the Board of
                                           Trustees of Hawaiian Tax-Free
                                           Trust, Pacific Capital Cash
                                           Assets Trust, Pacific Capital
                                           Tax-Free Cash Assets Trust and
                                           Pacific Capital U.S. Government
                                           Securities Cash Assets Trust
                                           through 2003, Trustee until 2004
                                           and Chairman of the Board,
                                           Emeritus since 2004; Director of
                                           the Distributor since 1981 and
                                           formerly Vice President or
                                           Secretary, 1981-1998; Trustee
                                           Emeritus, Brown University and
                                           the Hopkins School; active in
                                           university, school and
                                           charitable organizations.

Diana P. Herrmann         Trustee since    Vice Chair and Chief Executive       10                None
New York, NY              1997,            Officer of Aquila Management
(02/25/58)                President        Corporation, Founder of the
                          since 2002,      Aquilasm Group of Funds and
                          and Vice Chair   parent of Aquila Investment
                          since 2004       Management LLC, Manager since
                                           2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President, Senior
                                           Vice President or Vice
                                           President, 1986-1997; Chief
                                           Executive Officer and Vice Chair
                                           since 2004 and President, Chief
                                           Operating Officer and Manager of
                                           the Manager since 2003; Vice
                                           Chair, President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the
                                           Aquilasm Group of Funds since
                                           1986; Director of the
                                           Distributor since 1997; trustee,
                                           Reserve Money-Market Funds,
                                           1999-2000 and Reserve Private
                                           Equity Series, 1998-2000;
                                           Governor, Investment Company
                                           Institute (2004) and head of its
                                           Small Funds Committee since
                                           2004; active in charitable and
                                           volunteer organizations.

Non-interested Trustees

Tucker Hart Adams         Chair of the     President, The Adams Group,          2    Director, Colorado Health
Colorado Springs,         Board of         Inc., an economic consulting              Facilities Authority and
CO                        Trustees since   firm, since 1989; formerly Chief          Mortgage Analysis Computer
(01/11/38)                2005 and         Economist, United Banks of                Corp.
                          Trustee since    Colorado; currently or formerly
                          1993             active with numerous
                                           professional and community
                                           organizations.

Arthur K. Carlson         Trustee          Retired; formerly Senior Vice        2    Advisory director of the
Paradise Valley, AZ       since 1993       President and Manager, Trust              Renaissance Companies
(01/08/22)                                 Division of the Valley National
                                           Bank of Arizona; past President,
                                           New York Society of Security
                                           Analysts; member, Phoenix
                                           Society of Security Analysts;
                                           former director, Financial
                                           Analysts Federation; director,
                                           Northern Arizona University
                                           Foundation; currently or
                                           formerly active with various
                                           other professional and community
                                           organizations.

Gary C. Cornia            Trustee since    Director, Romney Institute of        4                 None
Orem, UT                  2002             Public Management, Marriott
(06/24/48)                                 School of Management, Brigham
                                           Young University, 2004 -
                                           present; Professor, Marriott
                                           School of Management, 1980 -
                                           present; Past President, the
                                           National Tax Association;
                                           Fellow, Lincoln Institute of
                                           Land Policy, 2002-2003;
                                           Associate Dean, Marriott School
                                           of Management, Brigham Young
                                           University, 1991-2000; Utah
                                           Governor's Tax Review Committee
                                           since 1993.

Grady Gammage, Jr.       Trustee since     Founding partner, Gammage &          2                 None
Phoenix, AZ (10/01/51)   2004              Burnham, PLC, a law firm,
                                           Phoenix, Arizona, since 1983;
                                           director, Central Arizona Water
                                           Conservation District,
                                           1992-2004; director, Arizona
                                           State University Foundation
                                           since 1998.

Officers

Charles E.                Executive Vice   Executive Vice President of all      N/A               N/A
Childs, III               President        funds in the Aquilasm Group of
New York, NY              since 2003       Funds and the Manager since
(04/01/57)                                 2003; Senior Vice President,
                                           corporate development, formerly
                                           Vice President, Assistant Vice
                                           President and Associate of the
                                           Manager's parent since 1987;
                                           Senior Vice President, Vice
                                           President or Assistant Vice
                                           President of the Aquila
                                           Money-Market Funds, 1988-2003.

Marie E. Aro              Senior Vice      Senior Vice President, Aquila        N/A               N/A
Denver, CO                President        Rocky Mountain Equity Fund, and
(02/10/55)                since 2004       Vice President, Tax-Free Trust
                                           of Arizona, since 2004; Vice
                                           President, INVESCO Funds Group,
                                           1998-2003; Vice President,
                                           Aquila Distributors, Inc.,
                                           1993-1997.

Jerry G. McGrew           Senior Vice      President of the Distributor         N/A               N/A
New York, NY (06/18/44)   President        since 1998, Registered Principal
                          since 1996       since 1993, Senior Vice
                                           President, 1997-1998 and Vice
                                           President, 1993-1997; Senior
                                           Vice President, Aquila Rocky
                                           Mountain Equity Fund and five
                                           Aquila Bond Funds since 1995;
                                           Vice President, Churchill Cash
                                           Reserves Trust, 1995-2001.

James M. McCullough       Senior Vice      Senior Vice President or Vice        N/A               N/A
Portland, OR (06/11/45)   President        President of Aquila Rocky
                          since 1999       Mountain Equity Fund and four
                                           Aquila Bond Funds; Senior Vice
                                           President of the Distributor
                                           since 2000; Director of Fixed
                                           Income Institutional Sales, CIBC
                                           Oppenheimer & Co. Inc., Seattle,
                                           WA, 1995-1999.

Barbara S. Walchli        Senior Vice      Senior Vice President and Portfolio  N/A                N/A
Phoenix, AZ               President        Manager of Aquila Rocky Mountain
(09/24/52)                since 1999       Equity Fund since 1999; Fund
                                           Co-manager, One Group Large Company
                                           Growth Fund and One Group Income
                                           Equity Fund, Banc One Investment
                                           Advisors, 1996-1997; Director of
                                           Research, Senior Vice President,
                                           First Interstate Capital
                                           Management, 1995-1996; Investment
                                           Committee, Arizona Community
                                           Foundation since 1986; member,
                                           Institute of Chartered Financial
                                           Analysts, Association for
                                           Investment Management and Research
                                           and the Phoenix Society of
                                           Financial Analysts; formerly Senior
                                           Analyst, Banc One Investment
                                           Advisors and Director of Research,
                                           Valley National Bank.

Kimball L. Young          Senior Vice      Co-portfolio manager, Tax-Free       N/A               N/A
Salt Lake City, UT        President        Fund For Utah since 2001;
(08/07/46)                since 1999       Co-founder, Lewis Young Robertson
                                           & Burningham, Inc., a NASD
                                           licensed broker/dealer providing
                                           public finance services to Utah
                                           local governments, 1995-2001;
                                           Senior Vice President of two
                                           Aquila Bond Funds and Aquila
                                           Rocky Mountain Equity Fund;
                                           formerly Senior Vice
                                           President-Public Finance, Kemper
                                           Securities Inc., Salt Lake City,
                                           Utah.

Christine L. Neimeth     Vice President    Vice President of Aquila Rocky       N/A               N/A
Portland, OR              since 1999       Mountain Equity Fund and Tax-Free
(02/10/64)                                 Trust of Oregon; Management
                                           Information Systems consultant,
                                           Hillcrest Ski and Sport, 1997;
                                           Institutional Municipal Bond
                                           Salesperson, Pacific Crest
                                           Securities, 1996; active in
                                           college alumni and volunteer
                                           organizations.

Emily T. Rae              Vice President   Vice President of Aquila Rocky       N/A               N/A
Aurora, CO                since 2002       Mountain Equity Fund and
(03/02/74)                                 Tax-Free Fund of Colorado since
                                           2002; investment analyst,
                                           Colorado State Bank and Trust,
                                           2001-02; financial analyst, J.P.
                                           Morgan, 2000-01, senior
                                           registered associate,
                                           Kirkpatrick Pettis, 1998-2000;
                                           registered associate, FBS
                                           Investments (now U.S. Bancorp
                                           Piper Jaffray), 1997-98.

Alan R. Stockman          Vice President   Senior Vice President, Tax-Free      N/A               N/A
Scottsdale, AZ            since 1999       Trust of Arizona since 2001,
(07/31/54)                                 Vice President, 1999-2001; Vice
                                           President, Aquila Rocky Mountain
                                           Equity Fund since 1999; Bank
                                           One, Commercial Client Services
                                           representative, 1997-1999;
                                           Trader and Financial Consultant,
                                           National Bank of Arizona (Zions
                                           Investment Securities Inc.),
                                           Phoenix, Arizona 1996-1997.

M. Kayleen Willis        Vice President    Vice President, Tax-Free Fund        N/A                N/A
Salt Lake City, UT       since 2004        For Utah since September 2003,
(06/11/63)                                 Assistant Vice President,
                                           2002-2003; Vice President,
                                           Aquila Rocky Mountain Equity
                                           Fund, since 2004; various
                                           securities positions: Paine
                                           Webber, Inc., Salt Lake City,
                                           1999-2002, Dean Witter Reynolds,
                                           Inc., Salt Lake City, 1996-1998.

Robert W. Anderson       Chief             Chief Compliance Officer of the      N/A                N/A
New York, NY (08/23/40)  Compliance        Fund, the Manager and the
                         Officer since     Distributor since 2004,
                         2004 and          Compliance Officer of the
                         Assistant         Manager or its predecessor and
                         Secretary         current parent since 1998 and
                         since 2000        Assistant Secretary of the
                                           Aquilasm Group of Funds since
                                           2000; Consultant, The Wadsworth
                                           Group, 1995-1998.

Joseph P. DiMaggio        Chief            Chief Financial Officer of the       N/A               N/A
New York, NY              Financial        Aquilasm Group of Funds since
(11/06/56)                Officer since    2003 and Treasurer since 2000;
                          2003 and         Controller, Van Eck Global
                          Treasurer        Funds, 1993-2000.
                          since 2000

Edward M. W. Hines        Secretary        Partner, Hollyer Brady Barrett &     N/A               N/A
New York, NY              since 1993       Hines LLP, legal counsel to the
(12/16/39)                                 Fund, since 1993; Secretary of
                                           the Aquilasm Group of Funds.

John M. Herndon           Assistant        Assistant Secretary of the           N/A               N/A
New York, NY (12/17/39)   Secretary        Aquilasm Group of Funds since
                          since 1995       1995 and Vice President of the
                                           three Aquila Money-Market Funds
                                           since 1990; Vice President of
                                           the Manager or its predecessor
                                           and current parent since 1990.

Lori A. Vindigni         Assistant         Assistant Treasurer of the           N/A               N/A
New York, NY             Treasurer since   Aquilasm Group of Funds since
(11/02/66)               2000              2000; Assistant Vice President of
                                           the Manager or its predecessor
                                           and current parent since 1998;
                                           Fund Accountant for the Aquilasm
                                           Group of Funds, 1995-1998.


(1) The mailing address of each Trustee and officer is c/o Aquila Rocky Mountain Equity Fund, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and through their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 12/31/04)



                                  Dollar Range of              Aggregate Dollar Range of Ownership
                           Ownership in Aquila(sm) Rocky             in Aquilasm Investment
   Name of Trustee            Mountain Equity Fund(1)           Companies Overseen by Trustee(1)
   ---------------            -----------------------           --------------------------------

Interested Trustees

Lacy B. Herrmann                       D                                     E

Diana P. Herrmann                      B                                     E

Non-interested Trustees

Tucker Hart Adams                      B                                     B

Arthur K. Carlson                      C                                     E

Gary C. Cornia                         E                                     E

Grady Gammage, Jr.                     B                                     C




(1)      A. None B. $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. over
         $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor


Trustee Compensation


         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2004, the Fund paid a total of $23,772 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.



         The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and this equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.




                                                    Compensation from all        Number of Boards
                        Compensation from the      Funds in the Aquila(sm)     on which the Trustee
           Name                  Fund                  Group of Funds                 Serves

Tucker H. Adams,                $5,012                    $14,525                        2
Trustee

Arthur K. Carlson,              $5,650                     $17,700                       2
Trustee

Gary C. Cornia,                 $4,400                     $31,963                       4
Trustee

Grady Gammage, Jr.               $800                      $13,150                       2



         Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers. (See "Reduced Sales Charges for Class A Shares," below.)

                             Ownership of Securities


         On April 8 2005, the following persons held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address of the holder of record

                        Number of Shares Percent of Class

                                 Class A Shares

Institutional 5% shareholders

MLPF&S for the sole benefit of               133,595             27.13%
its customers
4800 Deer Lake Dr East
Jacksonville, FL

                                 Class C Shares

MLPF&S for the sole benefit of               42,802              49.92%
its customers
4800 Deer Lake Dr East
Jacksonville, FL

                                 Class Y Shares

DA Davidson & Co..                            42,857              72.55%
8 Third St. North
Great Falls, MT

MLPF&S for the sole benefit of                5,506              9.32%
its customers
4800 Deer Lake Dr East
Jacksonville FL

Additional 5% shareholders

         The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Manager and the Distributor


         During the fiscal years ended December 31, 2004, 2003 and 2002 the Fund accrued fees to the Manager as follows:


Year            Manager          Other Transactions


2004            $228,929         No reimbursement

2003            $136,670         All waived. In addition, the Manager
                                 agreed to reimburse the
                                 Fund for expenses in the amount of
                                 $25,089, all of which was
                                 paid in 2003.

2002              $76,398        All waived. In addition, the
                                 Manager agreed to reimburse the
                                 Fund for expenses in the
                                 amount of $59,131, of which
                                 $53,453 was paid during the
                                 fiscal year and $5,678 in
                                 January, 2003.


         The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on relative net assets of that class.

         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Investment Management LLC.

The Sub-Advisory and Administration Agreement

         Under the Sub-Advisory and Administration Agreement (the "Agreement") the wholly-owned subsidiary of the founder of the Fund, Aquila Investment Management LLC, serves the Fund as its Manager -- i.e., its investment adviser and administrator.

         Under the Agreement, at its own expense, the Manager provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Manager.

         Subject to the control of the Fund's Board of Trustees, the Manager provides all administrative services to the Fund; as part of such duties, the Manager (i) provides office space, personnel, facilities and equipment for the performance of its investment advisory duties and the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Fund's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Fund's shares; (iii) (except with respect to the pricing of the Fund's portfolio, which is specifically discussed below) either keeps the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund; (iv) maintains the Fund's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Fund's insurance relationships; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Fund's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

         The Agreement contains provisions governing the former arrangement in which the principal investment advisory function was performed by a third party under a separate Investment Advisory Agreement; because the Manager rather than a third party now performs the investment advisory function, those provisions are currently inapplicable. Other provisions in the Agreement govern the assumption by the Manager of the investment management function in the event of termination of the separate Investment Advisory Agreement, which provisions, including a requirement of full review and approval by the Trustees (including the non-interested Trustees of the Fund), were satisfied upon termination of the KPM Advisory Agreement in July 1999, and setting forth the terms and conditions, described below, of the Manager's ongoing performance as investment adviser.

         Under the Agreement the Manager, having assumed the investment advisory duties, shall (i) supervise continuously the investment program of the Fund and the composition of its portfolio; (ii) determine what securities shall be purchased or sold by the Fund; (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

         The Fund agrees, in the event that the Manager assumes the duties of managerial investment adviser to the Fund, to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered under the Agreement, a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 1.50% of such net asset value on net assets of the Fund up to $15,000,000, 1.20% on net assets of the Fund above $15,000,000 to $50,000,000 and 0.90 of 1% of the Fund's net assets above $50,000,000.

         The Agreement may be terminated at any time without penalty by the Manager upon sixty days' written notice to the Fund; it may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. The Agreement will otherwise continue indefinitely. In either case the notice provision may be waived.

         The Agreement provides that the Manager shall not be liable for any error in judgment or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Agreement. The Fund agrees to indemnify the Manager to the full extent permitted by the Declaration of Trust.


Renewal of the Sub-Advisory and Administration Agreement


     Renewal until June 30, 2005 of the Sub-Advisory and Administration Agreement between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in June, 2004. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:


o    Copies of the agreements to be renewed;

o    A term sheet describing the material terms of each contract;


o The report of the Manager containing data about the performance of the Fund, and data about the fees, expenses and profitability of the Manager and comparisons of such data (other than as to profitability) with similar data about other comparable funds;


o The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance.


         In considering the Sub-Advisory and Administration Agreement, the Trustees also drew upon prior discussions with representatives of the Manager, at each quarterly meeting, of the Fund's performance and expenses and their familiarity with the personnel and resources of the Manager. The Trustees noted that the Fund had good performance and had enjoyed net new inflows of investments during 2003. In considering the nature and quality of the services provided by the Manager in relation to the fees and other benefits received, they concluded that the overall investment performance of the Fund had been satisfactory in the light of market conditions. They concluded that the Management fee paid by the Fund was fair and reasonable in relation to the services rendered and that the services rendered were satisfactory. Accordingly, the Trustees determined that renewal of the Sub-Advisory and Administration Agreement until June 30, 2005 was appropriate and it was approved by the unanimous vote of all of the Trustees, including a majority of the non-interested trustees.



Additional Information About the Portfolio Manager



         Barbara Walchli CFA manages only the Fund. She spends 100% of her time working on research, trading or portfolio management for the Fund, so there are no conflicts of interest in investment strategy or in allocation of investment opportunities for the Fund.



         During 2004, the portfolio manager was compensated solely by the Manager, from whom she received a fixed salary and a partial match on her 401(k). Salary and any advancements are based on merit, including consideration of the Fund's five year returns (both pre- and after-tax) versus its benchmarks.



         At the end of the Fund's fiscal year, the portfolio manager beneficially owned Class A Shares in the Fund in the dollar range of $100,000 to $500,000. In addition, the portfolio manager had 100% of her 401(k) invested in the Fund.


Underwriting Commissions


         During the fiscal years ended December 31, 2004, 2003 and 2002 the aggregate dollar amounts of sales charges on sales of Class A Shares of the Fund were $76,636, $35,137 and $2,550, respectively, and the amounts retained by the Distributor were $7,912, $3,416 and $20, respectively.


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:




                                                                Commissions
Amount of Purchase and Value        Sales Charge as             as
of All Class A Shares Held          Percentage of Public        Percentage of
by a Single Purchaser               Offering Price              Offering Price


Less than $10,000                   4.25%                       3.75%

$10,000 but less
than $25,000                        4.00%                       3.50%

$25,000 but less
than $50,000                        3.75%                       3.50%

$50,000 but less
than $100,000                       3.50%                       3.25%

$100,000 but less
than $250,000                       3.25%                       3.00%

$250,000 but less
than $500,000                       3.00%                       2.75%

$500,000 but less
than $1,000,000                     2.50%                       2.25%


Distribution Plan

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


         During the fiscal year ended December 31, 2004, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients most of whom are broker-dealers and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients


         During the fiscal year ended December 31, 2003, $29,578 was paid to Qualified Recipients under Part I of the Plan, and $15,289 was paid to Qualified Recipients under Part II. Of these amounts, $2,806 and $2,938, respectively, were paid as compensation to the Distributor and $26,772 and $12,351, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

         The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).


Provisions for Level-Payment Class Shares (Class C Shares) (Part I)


         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2004, $5,096 was paid to the Distributor under Part I of the Plan.



Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)


         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended December 31, 2004.


General Provisions

         While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.


Transfer Agent, Custodian and Independent Registered Public Accounting Firm


     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

     The Fund's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.


         The Fund's independent registered public accounting firm, KPMG LLP, 757 Third Avenue, New York, New York 10017, performs an annual audit of the Fund's financial statements.


                    Brokerage Allocation and Other Practices


         During the fiscal years ended December 31, 2004, 2003 and 2002 all transactions in portfolio securities were transacted on a best execution basis. The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2004, 2003 and 2002 were approximately $8,000, $14,000 and $10,000, respectively. The reasons for the differences are primarily due to variations in the Fund's assets over the three-year period.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Sub-Advisory and Administration Agreement. In general, the primary consideration in effecting transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Manager has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Manager may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

         The Fund has four classes of shares.


         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of Class A Shares of any of the other funds in the Aquilasm Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class A Shares.



         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares.


         * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee. There is a 2% redemption fee on redemptions within 120 days of purchase.

         * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.10 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets. There is a 2% redemption fee on redemptions within 120 days of purchase.

         The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;


     (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust/Fund or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.


         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Short-Term Trading; Redemption Fee

         The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 120 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares


         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.



         As stated in the Prospectus it is the Fund's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


Commission Paid                                 CDSC You Will Pay
To Broker/Dealer                               on Redemption

   1%                                          1%            in years 1 & 2
                                               0.50 of 1%    in years 3 &4

   0.50%                                       0.50 of 1%    in year 1
                                               0.25 of 1%    in year 2
                                               0.0           in years 3 & 4
   0.25 in 4
   payments over 4 years                       None


         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.


         The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.


Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                                  Amount Distributed to
                                                  Broker/Dealer as a Percentage
Amount of Purchase                                of Purchase Price

$1 million but less than $2.5 million                     1%

$2.5 million but less than $5 million             0.50 of 1%

$5 million or more                                0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

         Class A Shares may be purchased without a sales charge by:

          * the Fund's Trustees and officers, the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor, and their parents and/or affiliates,

          *    selected dealers and brokers and their officers and employees,

          * certain persons connected with firms providing legal, advertising or public relations assistance,

          * certain family members of, and plans for the benefit of, the foregoing; and

          * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

     Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

           (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Additional Compensation for Broker/Dealers

         The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

         The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

          *    advertising of the Fund's shares;

          * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

          * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

         Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the applicable regulations of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         From time to time, the Distributor makes payments to help support promotional and/or educational seminars given by broker/dealers or other financial institutions. These payments may be substantial and could create an incentive for an intermediary to sell Fund shares.


         The Fund's Distributor, out of its own resources and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to Rule 12b-1 fees and service fees paid by the Fund, and are hereafter referred to as "marketing support payments."



         Marketing support payments may be made by the Distributor to financial intermediaries so that the Distributor or Fund representatives have access to financial intermediary sales meetings and sales representatives. Marketing support payments include payments for exhibit space or sponsorships at regional or national events of financial intermediaries and for the Fund to participate in certain dealers' programs.



         The Distributor may also pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary's client seminars and cooperative advertising. Marketing support payments to financial intermediaries are usually structured in as a fixed dollar amount.



         From time to time the Distributor, at its expense from its own resources, may pay compensation to brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund and may make payments to other financial intermediaries with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.


         The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

          *    for fractional Class A Shares;

          * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

          *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege


         Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the tax-free municipal bond funds (together with this Fund, the "the Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).



         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. This exchange privilege is available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.



         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.


         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         (4) Redemption Fee Applicable to Certain Exchanges. The Fund currently imposes a redemption fee on any redemption of Class A Shares on which a sales charge is not imposed, and on Class I Shares and Class Y Shares, if the redemption occurs within 120 days of purchase.

         This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

         Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value


         The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, using the last sale price on any particular exchange, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. The close of the principal exchanges or other markets on which some of the Fund's portfolio securities are traded may be later than 4:00 p.m. New York time. Debt securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.



         Each portfolio security is priced daily by a nationally recognized securities pricing service (Reuters currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. In the event the primary pricing service is unable to perform its daily pricing responsibilities, the secondary pricing service (currently FT Interactive Data) is used.



         Circumstances such as a significant market event, low trading volume, illiquidity, or high volatility with respect to a particular security may prompt the Fund's Valuation Committee to meet in order to determine appropriate action, if any, which could possibly include determining the fair value of the security. In the event that a security must be fair valued, the Valuation Committee may request such information as it considers appropriate, including past price changes of the security involved.



         The Valuation Committee shall be comprised of the Manager's Chairman, President & CEO, Executive Vice President and any employee of the Manager who formerly served as Treasurer of the Fund, as well the Fund's Chief Financial Officer, Assistant Treasurer and Chief Compliance Officer. One member of the Valuation Committee shall constitute a quorum.



         The Fund's Portfolio Manager may be consulted by the Valuation Committee as appropriate but shall not be a member of the Valuation Committee and shall not make determinations as to the fair value of a security held by the Fund.


         As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Purchases and Redemptions Through Broker/Dealers



         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.



Purchases and Redemptions of Class I Shares



         The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.


Limitation of Redemptions in Kind

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


Disclosure of Portfolio Holdings



         Under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at the end of each calendar quarter, no earlier than the first business day falling 30 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.



         In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings information to certain mutual Fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.



         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.


                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

         During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "capital gains dividends."

Tax Effects of Redemptions

         Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


         Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2004 were as follows:




Name of                    Net Under-             Compensation        Brokerage        Other
Principal                  writing                on Redemptions      Commissions      Compen-
Underwriter                Discounts and          and                                  sation
                           Commissions            Repurchases


Aquila Distributors, Inc.   $7,912                None                 None             None(1)



(1) Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.


                              Proxy Voting Policies


         The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund's portfolio securities to the Manager, Aquila Investment Management LLC, and has approved the following Proxy Voting Guidelines and Procedures for use by the Manager in voting proxies on behalf of the Fund:

                     PROXY VOTING GUIDELINES AND PROCEDURES
                        AQUILA INVESTMENT MANAGEMENT LLC

Philosophy Governing Guidelines: Aquila Investment Management LLC (Aquila) believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders. In addition, we believe that investors are best served by managements and boards of directors that exhibit sound corporate governance. We do not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound corporate governance. We have established proxy voting guidelines, but believe they cannot anticipate all situations that may arise. We would emphasize that they are guidelines, but not rigid rules. There may be a number of instances in which the specific situation requires a vote that does not follow the guidelines.

Objectives of Aquila Rocky Mountain Equity Fund: Unfortunately, with proxy voting guidelines, one size does not fit all. In the Rocky Mountain Region we have many young, entrepreneurial companies that are not yet recognized by Wall Street and, therefore, are not fairly valued. In the long run for our shareholders, it may make more sense to have a vibrant growth company headquartered in the region with some permitted takeover defenses, than for the company to have been taken over at an early stage at a sub-standard valuation. Often with a takeover, important functions, jobs, science and technology are moved out of the region. Even with bigger companies, the number of failed mergers and takeovers is staggering. If a management team is doing a great job in other respects and is headquartered in our region, we may, therefore, be inclined to permit mild takeover defenses. Taking a quick 10% takeover premium is not always the optimum long-term outcome for shareholders. In the end we must ask ourselves: What action optimizes Aquila Rocky Mountain Equity Fund shareholder return in the long run? This may be a complex question.

Proxy Voting vs. Discussions with Management: We believe that proxy voting is not the only way to give the company management feedback regarding corporate governance issues. In the past we have spoken directly with management when we have seen actions that we have deemed potentially abusive to shareholders. We believe that this is a process that can be more effective than proxy voting since it provides us with an opportunity to explain our reasoning to management. Occasionally management will provide us with some of their rationale that we had not previously understood.

Situations in which Aquila may vote against a board of directors, management or a provision include:

1) Golden parachutes greater than three times annual salary and bonus.

2) Re-pricing of options, particularly if options outstanding represent more than 10-15% of the stock outstanding.

3) Dual classes of common stock with unequal voting rights.

4) Supermajority voting requirements.

5) Classified boards of directors.

6) Stock related compensation plans that create stock options which when added to current options outstanding total more than 10% of all stock outstanding for a large capitalization company and more than 15% for a small capitalization company.

7) Exercise prices of stock options below the market price on the date of issue.

8) Poison pill plans that are intended to protect weak managements and prevent a takeover that would recognize the fair market value of a company.

9) Increases in authorized common stock, greater than two to three times the number of shares currently outstanding. (The amount of shares that might normally be required for stock splits, stock-related incentive plans and securities convertible into common stock over a two to five year period.)

10) The granting of stock awards to non-employee directors at the discretion of management. (This should occur as a part of non-discretionary provisions of a plan.)

11) Evidence of self-dealing, such as transactions between the company and a director or officer or loans between the company and an officer or director.

12) Excessive restricted stock awards and stock awards other than options for directors and officers.

The first time we see a proposal with which we disagree, we tend to vote against the proposal. If we see a pattern of a number of inappropriate proposals in the same year or over several years, then we would tend to vote against the board of directors as well.

Proxy Voting Procedures: The portfolio manager of Aquila Rocky Mountain Equity Fund will read and vote proxies using the philosophies and guidelines as described above. The final determining test will be: Does this action help or hurt long-term shareholder return? When the portfolio manager needs further input on an issue, they may consult with the Compliance Officer, Aquila Investment Management LLC or legal counsel. Voting records will be maintained in a dedicated file for proxy votes. In cases where votes may be considered controversial, the portfolio manager may document the reasoning for the vote and add that to the file. Aquila will rely on the Securities and Exchange Commission's EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.

From August 31, 2004 forward, the proxy-voting record of the Fund will be available upon request by calling (800) 437-1020 and on the SEC's website at http://www.sec.gov.



                                   APPENDIX A

             NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Bond Ratings

     At the date of this Additional Statement there are six organizations considered as Nationally Recognized Statistical Rating Organizations ("NRSROs") for purposes of Rule 15c3-1 under the Securities Exchange Act of 1934. Their names, a brief summary of their respective rating systems, some of the factors considered by each of them in issuing ratings and their individual procedures are described below.


STANDARD & POOR'S CORPORATION

     Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's commercial paper ratings are graded into several categories from "A-1" for the highest-quality obligations (which can also have a plus (+) sign designation) to "D" for the lowest. The two highest categories are:

     A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

     1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

     2) Nature of and provisions of the obligation; and

     3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The two highest categories are:

     AAA: Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

MOODY'S INVESTORS SERVICE

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

     Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capital structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of markets and assured sources of alternative liquidity.

     Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

DOMINION BOND RATING SERVICE LIMITED ("DBRS") BOND AND LONG TERM DEBT RATING SCALE.

     Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

     AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

     AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

     A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

     BBB  Bonds rated BBB are of adequate credit quality.

     BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

     B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS COMMERCIAL PAPER AND SHORT TERM DEBT RATING SCALE.

Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

     R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

     R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1
          (high) credits to only a small degree.

     R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),       Short term debt rated R-2 is of adequate credit quality and
R-2 (middle),     within the three subset grades,
R-2 (low)         debt protection ranges from having reasonable ability
                  for timely repayment to a level
                  which is considered only just adequate.

R-3 (high),       Short term debt rated R-3 is speculative, and within the
R-3 (middle),     three subset grades, the capacity
R-3 (low)         for timely payment ranges from mildly speculative to doubtful.

FITCH RATINGS

     The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are:

          F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     The Fitch long-term rating represents their assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. The Fitch long-term rating are:

          AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

                AQUILA ROCKY MOUNTAIN EQUITY FUND

                            PART C: OTHER INFORMATION

Financial Statements:

        Included in Part A:
        Financial Highlights

      Incorporated by reference into Part B:
        Report of Independent Registered Public
          Accounting Firm
        Statement of Investments as of
          December 31, 2004
        Statement of Assets and Liabilities
          as of December 31, 2004

        Statement of Operations for the year
          ended December 31, 2004

        Statement of Changes in Net Assets for the
          years ended December 31, 2004 and 2003
        Notes to Financial Statements

ITEM 23 Exhibits:

         (a) Supplemental Declaration of Trust Amending and Restating the Declaration of Trust (i)

         (b) By-laws (x)

         (c) Instruments defining rights of shareholders

                  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

                  At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) (a) Sub-Advisory & Administration Agreement (ii)

             (i) (b) Assignment and Assumption Agreement (ix)

         (e) (i) Distribution Agreement (ii)

             (ii) Anti-Money Laundering Amendment to Distribution
                    Agreement (viii)

             (iii)  Sales Agreement for Brokerage Firms (ii)

             (iv)   Sales Agreement for Financial Institutions (ii)

             (v)    Shareholder Services Agreement (vii)

         (f) Not applicable

         (g) Custody Agreement (i)

         (h) (i) Transfer Agency Agreement (iii)

             (ii) Anti-Money Laundering Amendment to Transfer
                    Agency Agreement (viii)

             (iii) Customer Identification Services
                     Amendment to Transfer Agency Agreement (ix)

         (i) (i) Opinion of Fund Counsel (iii)

             (ii) Consent of Fund Counsel (x)

         (j) Consent of Independent Registered Public Accounting Firm (x)

         (k) Not applicable

         (l) Not Applicable

         (m) (i) Distribution Plan (iii)

            (ii) Shareholder Services Plan (iii)

         (n) Plan pursuant to Rule 18f-3 under the 1940 Act (iii)

         (p) (i)Code of Ethics of the Fund (x)
            (ii) Code of Ethics of the Manager (v)

   (i) Filed as an exhibit to Registrant's Post-Effective Amendment No. 2 dated April 24, 1996 and incorporated herein by reference.

  (ii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 3 dated April 25, 1997 and incorporated herein by reference.

 (iii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 4 dated April 28, 1998 and incorporated herein by reference.

  (iv) Filed as an exhibit to Registrant's Post-Effective Amendment No. 6 dated April 30, 1999 and incorporated herein by reference.

   (v) Filed as an exhibit to Registrant's Post-Effective Amendment No. 7 dated May 1, 2000 and incorporated herein by reference.


  (vi) Filed as an exhibit to Registrant's Post-Effective Amendment No. 8 dated April 30, 2001 and incorporated herein by reference.

 (vii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 9 dated April 24, 2002 and incorporated herein by reference.

(viii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 10 dated April 24, 2003 and incorporated herein by reference.

  (ix) Filed as an exhibit to Registrant's Post-Effective Amendment No. 11 dated April 29, 2004 and incorporated herein by reference.

   (x) Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With
         Registrant

         None.

ITEM 25. Indemnification

     Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated March 28, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business & Other Connections of Investment Adviser

         The business and other connections of Aquila Investment Management LLC, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, the controlling shareholder of its corporate parent, Aquila Management Corporation, are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27. Principal Underwriters

(a)  Aquila Distributors, Inc. serves as principal underwriter to the following
     Funds: Aquila Rocky Mountain Equity Fund, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona and Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)  Not applicable.

ITEM 28. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

         If requested to do so by the holders of 10% of the Fund's outstanding shares, the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

         The Registrant undertakes to provide to any person to whom the Prospectus is delivered a copy of its most recent annual report upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of April, 2005.


                              AQUILA ROCKY MOUNTAIN EQUITY FUND
                                        (Registrant)

                                        /s/Diana P. Herrmann
                                   By___________________________
                                      Diana P. Herrmann
                                      President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                    4/29/05
----------------------     Trustee                    -----------
   Lacy B. Herrmann

/s/Tucker Hart Adams       Chair of the Board          4/29/05
---------------------      and Trustee                -----------
  Tucker Hart Adams


/s/Arthur K. Carlson                                   4/29/05
----------------------     Trustee                    -----------
   Arthur K. Carlson


/s/Diana P. Herrmann       Vice Chair,                 4/29/05
----------------------     Trustee and President      -----------
   Diana P. Herrmann


/s/Gary C. Cornia                                      4/29/05
----------------------     Trustee                    -----------
   Gary C. Cornia


/s/Grady Gammage, Jr.                                   4/29/05
----------------------     Trustee                    -----------
 Grady Gammage, Jr.


/s/Joseph P. DiMaggio                                   4/29/05
----------------------    Chief Financial Officer     -----------
   Joseph P. DiMaggio       and Treasurer

                AQUILA ROCKY MOUNTAIN EQUITY FUND
                      EXHIBIT INDEX


Number            Description

  (b) By-Laws

  (i) (ii) Consent of Fund Counsel

  (j) Consent of Independent Registered Public Accounting Firm

  (p) (i) Code of Ethics of the Fund


                   Correspondence